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                                  Exhibit 4.1


[LOGO]                                                                    [LOGO]
---------------                                                  ---------------
    Number                                                           Shares

---------------                                                  ---------------
                                  i B E A M (TM)
   COMMON STOCK                                                  COMMON STOCK
                              B R O A D C A S T I N G

                          THE STREAMING MEDIA NETWORK

   THIS CERTIFICATE IS TRANSFERABLE               INCORPORATED UNDER THE LAWS OF
    IN BOSTON, MA OR NEW YORK, NY                      THE STATE OF DELAWARE


                                                               CUSIP 45073P 10 1



      THIS CERTIFIES THAT                               SEE REVERSE FOR CERTAIN
                                                     DEFINITIONS AND A STATEMENT
                                                  AS TO THE RIGHTS, PREFERENCES,
                                                     PRIVILEGES AND RESTRICTIONS
                                                              OF SHARES







      IS THE OWNER OF


Fully paid and non-assessable shares of common stock, $.0001 par value, of


                        iBEAM Broadcasting Corporation

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



/s/ [ILLEGIBLE]^^                   [SEAL]                 /s/ [ILLEGIBLE]^^


    Secretary                                            CHIEF EXECUTIVE OFFICER


                              COUNTERSIGNED AND REGISTERED
                                         EquiServe Trust Company, N.A.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                              By /s/ [ILLEGIBLE]^^
                                                            AUTHORIZED SIGNATURE